UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2014

(Exact name of registrant as specified in its charter)

Delaware	001- 36060	80-0551965
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 Broadway, 13th Floor, New York, NY 11038
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

None
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On July 17, 2014, John P. Messina, Sr., in order to focus on the strategic growth of Corporate Resource Service, relinquished the title of President, effective July 22, 2014. He will continue to serve as Chief Executive Officer. Mark Levine, Corporate Resource Service’s Chief Operating Officer was appointed President and Chief Operating Officer by the Board of Directors effective July 22, 2014.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on July 22, 2014, announcing that Mark S. Levine has been promoted to the position of President, a title relinquished by John P. Messina who will continue on as Corporate Resource Services’ Chief Executive Officer and Chairman of the Board. A copy of the press release is attached as Exhibit 99.1.The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing

Item 9.01.	Financial Statements and Exhibits

(d)            Exhibits

No.	Description
99.1	Press release dated July 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina
Title	Chief Executive Officer

Date:  July 22, 2014